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                                                                    EXHIBIT 23.3

                           CONSENT OF NAMED DIRECTOR

  I hereby consent to be named as director-elect in the Registration Statement on Form S-1 filed by SpeedFam International, Inc.

                                                  /s/ Neil R. Bonke
                                          -------------------------------------
                                                      Neil R. Bonke

Date: June 11, 1996